Capital Structure	9 Months Ended
Sep. 30, 2016
Capital Structure [Abstract]
Capital Structure
11.	Capital Structure:

(a)  Common Stock

On March 12, 2015, the Company entered into a share purchase agreement under which the Company sold 5,000,100 of its common shares to Jelco for $4,500. The common shares were sold at a price of $0.90 per share. The Company's Board of Directors obtained a fairness opinion from an independent third party for the share price. The price was determined using the adjusted book value method. On March 16, 2015, the Company completed the equity injection plan with the abovementioned entity. The shares to the entity were issued on March 18, 2015.

On March 12, 2015, the Company entered into a share purchase agreement under which the Company sold 333,400 of its common shares to its Chief Executive Officer, or CEO, for $300. The common shares were sold at a price of $0.90 per share. The Company's Board of Directors obtained a fairness opinion from an independent third party for the share price. The price was determined using the adjusted book value method. On March 16, 2015, the Company completed the equity injection plan with the abovementioned entity. The shares to the CEO were issued on March 18, 2015. The funds were contributed for general corporate purposes.

On September 7, 2015, the Company entered into a share purchase agreement under which the Company sold 10,022,240 of its common shares in three tranches to Jelco for $9,020. The common shares were sold at a price of $0.90 per share. The Company's Board of Directors obtained a fairness opinion from an independent third party for the share price. The price was determined using the capital market multiples and the discounted cash flow methods. On September 11, 2015, the first tranche of $3,501 was contributed in exchange for 3,889,980 common shares of the Company, which were issued on September 11, 2015. On September 29, 2015, the second tranche of $2,390 was contributed in exchange for 2,655,740 common shares of the Company, which were issued on September 29, 2015. On October 21, 2015, the third tranche of $3,129 was contributed in exchange for 3,476,520 common shares of the Company, which shares were issued on October 21, 2015. The transaction was approved by an independent committee of the Company's Board of Directors.

The purchasers of all above issued shares have received customary registration rights.

On January 8, 2016, the Company effected a one-for-five reverse stock split of the Company’s issued common stock (Note 1). The reverse stock split ratio and the implementation and timing of the reverse stock split were determined by the Company’s Board of Directors. The reverse stock split did not change the authorized number of shares or par value of the Company’s common stock or preferred stock, but did effect a proportionate adjustment to the number of shares of common stock issuable upon the vesting of restricted stock awards, and the number of shares of common stock eligible for issuance under the Plan. All applicable outstanding equity awards discussed below have been adjusted retroactively for the one-for-five reverse stock split.

On August 5, 2016, the Company entered into a securities purchase agreement with an unaffiliated third party, which is an institutional investor, under which the Company sold 1,180,000 of its common shares in a registered direct offering at a price of $4.15 per share. On August 10, 2016, the Company completed the registered direct offering for net proceeds of approximately $4,080. The net proceeds of this offering are expected to be used for general corporate purposes.